The Victory Portfolios

International Fund

International Select Fund

Supplement dated May 23, 2014

to the Prospectus dated March 1, 2014 (“Prospectus”)

At a meeting held May 21-22, 2014, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of The Victory Portfolios, approved a new Sub-Advisory Agreement between Victory Capital Management Inc., the Funds’ investment adviser (the “Adviser”) and Munder Capital Management (“MCM”), on behalf of the International and International Select Funds (collectively, the “Funds”).  The Sub-Advisory Agreement is subject to approval by shareholders of each Fund, voting individually.  If the Sub-Advisory Agreement is approved by shareholders, MCM will be responsible for the day to day portfolio management of the Funds under the supervision of the Adviser, who will remain the Funds’ investment adviser.  There will be no change in the advisory fees paid by the Funds as a result of this change.

Under the new Sub-Advisory Agreement, the new portfolio managers of the Funds would be:

•                  Peter S. Carpenter, a Senior Portfolio Manager of MCM. Mr. Carpenter joined MCM in 2007 and will be the Lead Portfolio Manager of the Funds. Mr. Carpenter is a CFA charterholder.

•                  Jeffrey R. Sullivan, a Senior Portfolio Manager of MCM. Mr. Sullivan joined MCM in 2007 and will be a Co-Portfolio Manager of the Funds. Mr. Sullivan is a CFA charterholder.

The Board of Trustees voted to call a special meeting of shareholders to vote on this Sub-Advisory Agreement. At the special meeting, shareholders of the Funds will also be asked to consider use of a “manager of managers” structure whereby the Adviser will be able to hire and replace sub-advisers without shareholder approval.

The Trust will file with the SEC materials describing the terms of the proposed Sub-Advisory Agreement, the change in portfolio management of the Funds, the manager of managers structure, and the actions taken by the Board of Trustees.  Shareholders of the Funds as of the record date determined by the Board of Trustees will receive a copy of these materials and will be asked to consider and vote for the proposed Sub-Advisory Agreement and manager of managers proposal at the special meeting.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

The Funds are distributed by Victory Capital Advisers, Inc. (“VCA”), member FINRA and SIPC.  Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Funds and receives fees from the Funds for its services.

VF-INT-PRO-SUPP1